Exhibit 99.1

EXECUTIVE NARRATIVE:

This Executive Summary summarizes the independent third-party due diligence review (the “Review”) conducted on 1,113 residential mortgage loans by Recovco Mortgage Management, LLC (“Recovco”) on behalf of its Client, New York Mortgage Trust, Inc. (“Client”).

Recovco’s reports, which are to be made available to the recipient by the Client, include the loan-level results of Recovco’s independent, third-party due diligence review conducted for the Client.

Recovco performed certain due diligence services described below on residential mortgages. The review was conducted on behalf of Client from December 2021 to June 2022 via file images provided by the Client for the review.

The table below identifies the origination channel for the loans in the subject review:

Origination Channel	Loan Count	Percentage Of Reviewed Population (by count)
Retail	117	10.51%
Broker	975	87.60%
Correspondent	21	1.89%
Total	1,113	100.00%

DESCRIPTION OF SERVICES:

Recovco was instructed to perform a credit, regulatory compliance, data validation, and valuation review (the “Review Population”) in accordance with national recognized statistical rating organizations (“NRSRO(s)”) review standards in place as of the review date.

LOAN REVIEW POPULATION:

Recovco does not know the size of the overall securitization population and other third-party review firms that may have been engaged.

The table below summarizes the reviews conducted by Recovco:

Review	Reviewed Total	% of Sample
Data Integrity Population	1,113	100%
Credit Population	1,113	100%
Compliance Population	0	n/a
Valuation Population	1,113	100%

DATA INTEGRITY:

Where available, Recovco compared the data fields below on the bid tape provided by the Client to the data found in the actual file as captured by Recovco. This information may not have been available for all mortgage loans. This comparison included the following data fields:

Last Name	Appraised Value	1st Rate Chg Date	Rate Index	Rounding Code
First Name	Sale Price	Prepay Months	Amortization Term	Lookback Period
Occupancy	LTV	MI Company	Neg Am Flag	Initial Rate Cap
Purpose	CLTV	MI Coverage	IO Term	Periodic Rate Cap
Address	Note Date	Next Due Date	PP Terms	Life Rate Cap
State	Loan Amount	Property Units	PP Months	Life Rate Floor
Zip	First Payment Date	Maturity Date	Balloon Flag	Margin
Property Type	Original Rate	DTI	Next Rate Chg Date	Next Pmt Chg Date
Lien Position	Original P&I	Self Employed Flag	First Pmt Chg Date
Orig Credit Score	Interest Only Flag

CREDIT UNDERWRITING:

Recovco performed post-closing independent third-party due diligence review of the loan package to determine whether such package meets the credit and property underwriting criteria in the guidelines provided by Client.

To complete these activities, Recovco completed a review utilizing the following review scope:

Recovco will review asset origination to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements, including, as applicable, the Ability to Repay and Qualified Mortgage requirements described below, that were provided to Recovco and/or as directed by Client. When applicable, a review of the mortgage loan file to the Automated Underwriting System output within the mortgage loan file will also be performed.

Credit Application: For the Credit Application, Recovco will verify that the application was substantially filled out.

Credit Report: Recovco’s review will include: the presence of a credit report for each borrower and that such borrower’s credit profile & representative credit score adhered to guidelines. Recovco will (i) capture the total monthly consumer debt payments for use in relevant calculations, (ii) note the Real Estate Owned and fraud alerts, and (iii) gather data for the ASF tape submission including (a) the FICO (as available), (b) the longest trade line, (c) the maximum trade line, (d) the number of trade lines, and (e) the credit usage ratio.

Asset Review: Recovco will review the asset documentation provided in the loan files to the guideline requirements. Utilizing this documentation, Recovco will complete a review of the reserve calculation.

Hazard/Flood Insurance/Taxes: Recovco will review the insurance present on the mortgage loan. During this review, as applicable per guidelines, Recovco will (i) review the hazard insurance for the minimum required amount of coverage in the guidelines, (ii) the mortgage clause listed the lender’s name and “its successors and assigns,”, (iii) the premium amount on both the hazard and flood insurance matched what was used in the debt-to-income (“DTI”) calculations, (iv) review the tax certificate to compare monthly escrows used to calculate DTI matched, (v) the flood certification was for the correct borrower, property, lender and mortgage loan number, and (vi) complete other property specific items including (a) for condominium properties, the blanket policy met the minimum amount of coverage in the guidelines and (b) for properties in a flood zone per the flood certification, the flood insurance met guideline requirements and met the minimum required amount of coverage in the guidelines.

Property Management Experience: Recovco will review the property management questionnaire or other documentation to support the experience necessary per guidelines.

Business Entity Documents: Recovco will review the Business Entity documentation provided as outlined and required per guidelines, which could include Articles of Incorporation, Articles of Organization, Operating Agreement, By-Laws, Certificate of Good Standing, Members Consent, or other documentation required by guidelines

Rent and/or Lease: Recovco will review the lease or other acceptable documentation to support the rental amount as outline in the guidelines.

Guarantor: Recovco will review the guarantor as outlined in the guidelines

Occupancy Review: Recovco will review the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file and any fraud report obtained in connection with the mortgage loan.

Fraud Review: Recovco will review fraud report results in each mortgage loan file, to the extent present, in conjunction with source documents found in the mortgage loan file to assess the likelihood of any misrepresentations associated with the origination of the mortgage loan. If the mortgage loan file did not contain a fraud report and the counterparty did not produce one, Recovco will condition the mortgage loan for the missing fraud report product.

Closing Document Review: Recovco will review the closing documents are present, Borrower(s) names, Subject Property Address, Legal Description, Signed by Borrowers

Business Purpose Affidavit: Recovco will review for the present of affidavit confirming the property will be for commercial/investment purpose, including any cash out and they the subject property or any proceeds will not be for personal use.

REGULATORY COMPLIANCE REVIEW:

Please be advised that Recovco did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by Recovco are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which Recovco is relying in reaching such findings.

Please be further advised that Recovco does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by Recovco do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to Recovco. Information contained in any Recovco report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. Risk levels associated with a loan may have changed an exception level, given rating agency published guidance, written guidance, or other guidance from the rating agency team on the transaction. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged Recovco to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by Recovco are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. Recovco does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by Recovco.

Business Purpose Loan submitted pursuant to this Exhibit and designed by Client as a Business Purpose Loan will be automatically deemed and reported as “Exempt” and Recovco will not perform any ATR/QM Testing or Compliance TRID Testing.

Qualified Mortgage

Loans submitted for this review were exempt for QM, as they were deemed as business purpose loans.

VALUATION REVIEW:

Recovco’s review includes a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property.

Recovco’s reviews elements: the appropriate form, materially complete, the address matched the mortgage note, in conformity with the guideline requirements for the property type in question, completed by an appraiser that was actively licensed to perform the valuation, completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, made and signed prior to the final approval of the mortgage loan application, completed and dated within the guideline restrictions, the current use of the property is legal or legal non-conforming (grandfathered), Photos present for Subject property and comparables, the appraisal report does not include any apparent environmental problems, made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

FIRREA Title XI – Check for the presence of the appraiser’s license and review for the presence of any red flags that may pose a risk to the property or occupants

USPAP – Review the appraiser’s certification is present and executed within the original appraisal.

Valuation Waterfall

Loan originated with a full Appraisal will review to the following:

•	Desk Review or similar product was obtained by lender to support the Appraisal value within a 10% tolerance
	○	If value is supported within 10% tolerance, nothing further is needed
	○	If value is not supported within 10% tolerance, additional valuations products may be used to support the value, such as but not limited to: Field Review, BPO, Reconciliation, 2055 or 2nd Appraisal
	○	For cross-collateral loans, the appraisals and third party products were aggregated for the 10% variance.
•	Recovco did not have independent access to any of the valuation products provided by the Client or Lenders.
•	Please refer to the Valuation Summary Report for additional details per loan.

NRSRO GRADING CRITERIA:

Upon completion of the loan file review, Recovco assigned grading which considered factors based on the review criteria, product, and NRSRO requirements.

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the following:

FINDINGS SUMMARY:

OVERALL REVIEW RESULTS
NRSRO Grade	Count
A	958
B	155
C	0
D	0

CREDIT REVIEW RESULTS
NRSRO Grade	Count
A	966
B	147
C	0
D	0

REGULATORY COMPLIANCE REVIEW RESULTS
NRSRO Grade	Count
A	n/a
B	n/a
C	n/a
D	n/a

VALUATION REVIEW RESULTS
NRSRO Grade	Count
A	1098
B	15
C	0
D	0

DATA INTEGRITY REVIEW RESULTS SUMMARY TABLE:

Of the 1,113 mortgage loans included within the Data Integrity population below list the results of the discrepancies

Field Name	Loan Count
Amortization Term Months (CE, S&P)	13
ARM Index Margin Percent	15
B1 Self-Employed?	138
Borrower #2 First Name	15
Borrower #2 Last Name	13
Borrower First Name	216
Borrower Last Name	209
Debt Service Coverage Ratio	95
First Payment Date	3
First Rate Change Date	7
Loan Origination Source Type (S&P)	20
Max Rate At First Adjustment	12
Neg. Amort Potential?	22
Number Of Units	22
Original Appraised Value	3
Original Balance (or Line Amount)	7
Original CLTV Ratio Percent	27
Original Note Doc Date	33
Original Standard LTV (OLTV)	27
Original Stated P&I	26
Original Stated Rate	29
Origination Channel	95
Prepayment Penalty Term Months	11
Property Address Street	2
Property City	13
Property Postal Code	15
Purpose of Transaction per HUD-1	70
Rate Adjustment Subsequent Cap Percent	14
Representative Score	2
Required DSCR Ratio	90
Sales Price (HUD-1 Line 101)	11
Stated Maturity Date	4
Subject Property Type	217